UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2013

CHINA FRUITS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-22373	90-0315096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County
Jiang Xi Province, P. R. China
(Address of Principal Executive Offices)

(86794) 326-6199
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Copies to:

Greentree Financial Group, Inc.

7951 SW 6th Street, Suite 216

Plantation, FL 33324

(954) 424-2345 Tel

(954) 424-2230 Fax

(1)

This Current Report on Form 8-K is filed by China Fruits Corporation, a Nevada corporation (the “Company” or “Registrant”), in connection with the items described below.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Departure of Independent Accountant

On October 27, 2013, Lake & Associates, CPA’s LLC (“Lake”) notified the Company that effective as of that date, the firm was not going to stand for re-election as its independent auditor.   Lake did not provide information as to the reason they would not stand for re-election as the Company’s independent auditor for the fiscal year ended December 31, 2013. The Company has subsequently obtained information that effective August 13, 2013 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Lake. The Company’s management and Board, along with its newly appointed independent auditor, are currently determining whether Lake’s PCAOB registration revocation will have any impact on its previously issued financial statements, most recently for the fiscal years ended December 31, 2012 and 2011.

Lake issued its auditor’s report on the Company's financial statements for the years ended December 31, 2012 and 2011, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, Lake’s audit report on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Lake also reviewed Forms 10Q for the periods ended March 31, 2013 and June 30, 2013.

During the years ended December 31, 2012 and 2011 and any subsequent interim period through October 27, 2013, the date of resignation of Lake, there were no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lake’s satisfaction, would have caused Lake to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

We have engaged WWC, P.C. to re-audit our financial statements for the year ended December 31, 2012, which will be included in our annual report on Form 10-K for the year ended December 31, 2013.

The Company provided Lake with a copy of the disclosure contained herein and requested in writing that Lake furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has included Lake’s letter as Exhibit 16 to this filing.

(2)

(b) New Independent Registered Public Accounting Firm

On October 27, 2013, the Board approved the engagement of WWC P.C. (“WWC”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period prior to the engagement of WWC, the Company has not consulted WWC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Lake & Associates CPA’s LLC*

 * Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Fruits Corporation

Date: November 11, 2013	By:	/s/ Chen, Quan Long
Chen, Quan Long President